SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2018

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P. H. Glatfelter Company
(Exact name of registrant as specified in its charter)

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Pennsylvania	001-03560	23-0628360
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania		17401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 225-4711

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 7.01          Regulation FD Disclosure.

On August 21, 2018, P. H. Glatfelter Company, a Pennsylvania corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Spartan Paper LLC, a Delaware limited liability company (the “Purchaser”), pursuant to which the Company agreed to sell its Specialty Paper Business Unit to the Purchaser.  On August 21, 2018, the Company issued an investor presentation entitled “Sale of Specialty Papers” which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the investor presentation is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01          Other Events.

On August 21, 2018, the Company issued a press release announcing its execution of the Purchase Agreement.  A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

(d)          Exhibits

Exhibit 99.1	Investor presentation entitled “Sale of Specialty Papers”, issued August 21, 2018.

Exhibit 99.2	Press release, issued August 21, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

P. H. Glatfelter Company

By	/s/ Kent K. Matsumoto
	Name:	Kent K. Matsumoto
	Title:	Vice President, General Counsel and Corporate Secretary

Date:  August 22, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor presentation entitled “Sale of Specialty Papers”, issued August 21, 2018.

99.2	Press release, issued August 21, 2018.